Exhibit 10.5

Execution Copy

SECURITY AGREEMENT

between

NF FUNDING I, LLC,

as Grantor

and

ARES AGENT SERVICES, L.P.,

as Collateral Agent

Dated as of March 29, 2019

This SECURITY AGREEMENT, dated as of March 29, 2019 (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Security Agreement”), is between NF FUNDING I, LLC, a Delaware limited liability company (the “Borrower” or the “Grantor”) and ARES AGENT SERVICES, L.P. (“Ares”) as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among the Borrower, Ares, as Collateral Agent and administrative agent (in such capacity, the “Administrative Agent”, and together with the Collateral Agent, the “Agents”), and the lenders parties thereto (each a “Lender” and collectively, the “Lenders”); and

WHEREAS, in consideration of the extensions of credit and other accommodations of the Lenders as set forth in the Credit Agreement, the Grantor has agreed to secure its Obligations under the Loan Documents as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

1.1 Terms Generally. Except as otherwise provided herein, all capitalized terms used herein without definition shall have the meanings as assigned to such terms in the Credit Agreement, if defined therein, or otherwise in the Servicing Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Servicing Agreement”), among the Borrower, the Collateral Agent and Nicholas Financial, Inc., as servicer (in such capacity, the “Servicer”).

1.2 Terms Defined in the Uniform Commercial Code. The following terms shall have the meaning assigned to such terms in the UCC (if any term is defined in Article 9 of the UCC and in another article of the UCC, the terms as used herein shall be as defined in Article 9 of the UCC): “account,” “chattel paper,” “deposit account,” “document,” “financial asset,” “financing statement,” “general intangible,” “goods,” “instrument,” “investment property,” “letter-of-credit right,” “money,” “proceeds,” “record,” “securities account,” “securities intermediary,” “supporting obligation” and such other terms as the context may otherwise indicate.

1.3 Additional Definitions. In this Security Agreement, the following terms shall have the following meanings:

“Administrative Agent” shall have the meaning set forth in the recitals.

“Agents” shall have the meaning set forth in the recitals.

“Ares” shall have the meaning set forth in the preamble.

“Borrower” shall have the meaning set forth in the preamble.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collection Account” shall mean the segregated account designated as the Collection Account maintained by the Collection Account Bank in the name of the Borrower, as to which the Collateral Agent has control for the benefit of the Secured Parties within the meaning of Sections 8-106(d) and 9-104(a), as applicable, of the UCC pursuant to the Control Agreement.

“Collection Account Bank” shall mean a financial institution, reasonably acceptable to the Administrative Agent, which maintains the Collection Account. The initial Collection Account Bank is Wells Fargo Bank, National Association.

“Company” shall have the meaning set forth in the recitals.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Grantor” shall have the meaning set forth in the preamble.

“Lenders” shall have the meaning set forth in the recitals.

“Parent” shall mean Nicholas Financial, Inc., a Florida corporation.

“Secured Obligations” shall have the meaning assigned in Section 2.2.

“Secured Party” shall mean each of the Agents (including former Agents), each Lender, each Indemnitee or any of them.

“Security Agreement” shall have the meaning set forth in the preamble.

“Seller” shall mean Nicholas Financial, Inc., a Florida corporation.

“Servicer” shall have the meaning set forth in Section 1.1.

SECTION 2. GRANT OF SECURITY.

2.1 Grant of Security. The Grantor hereby grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in all of the Grantor’s right, title and interest, whether now owned or existing or hereafter acquired or arising and wheresoever located, in, to and under all accounts, certificates of deposit, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property (including securities accounts and financial assets credited thereto), letter-of-credit rights, letters of credit, money and supporting obligations, and all other personal property of the Grantor, including, without limitation (a) the Receivables (including the related Contracts), all Collections, all other monies received with respect to the Receivables and all Net Liquidation Proceeds, Insurance Proceeds and Recoveries received with respect to the Receivables, (b) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Receivables and any other interest of the

Grantor in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles; (c) any proceeds from claims on any physical damage, extended warranties, credit life and credit accident and health insurance policies or certificates or any vendor’s single interest (VSI) policy, if any, relating to the related Financed Vehicles or the related Obligors, including any rebates or premiums; (d) property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired pursuant to the liquidation of such Receivable; (e) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to such Financed Vehicle and any recourse to Dealers for any of the foregoing; (f) the Receivable File related to each Receivable and any and all other documents that the Grantor (or its designee) keeps on file relating to the Receivables, the related Obligors or the related Financed Vehicles; (g) the Lockbox Account (when opened) and the Collection Account, including all amounts and property from time to time held therein or credited thereto, and other amounts on deposit in the Cash Management System, in each case related to the Receivables; (h) any proceeds from recourse against Dealers including with respect to the sale of the Receivables; (i) all rights, remedies, powers, privileges and claims of the Grantor under or with respect to the Receivables Purchase Agreement, the Servicing Agreement, the Custodial Agreement and any other Loan Document or the Argentum Purchase Agreement (whether arising pursuant to the terms of any such agreement or otherwise available to the Grantor at law or in equity), including the rights of the Grantor to enforce the Receivables Purchase Agreement, the Servicing Agreement, the Custodial Agreement and any other Loan Document and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to any such agreement, (j) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (k) all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing other than Excluded Amounts (collectively, the “Collateral”).

2.2 Security for Obligations. This Security Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor provision thereof)), of all Indemnified Liabilities, other Obligations and all other obligations of every nature of Grantor from time to time owed to any Secured Party or to the Collateral Agent or any other Agent on behalf of the Secured Parties under the Credit Agreement (the “Secured Obligations”).

SECTION 3. REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties. The Grantor hereby represents and warrants to the Secured Parties on the Closing Date and on each Credit Date, that:

(a) This Security Agreement creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, which security interest is prior to all other Liens other than Permitted Liens or as otherwise permitted by the Credit Agreement, free and clear of Liens other than Permitted Liens or as otherwise permitted by the Credit Agreement, and is enforceable as such against creditors of and purchasers from the Grantor.

(b) The Grantor is the sole and exclusive legal and beneficial owner of all of the Collateral including, without limitation, each Receivable, together with the books, documents, instruments, chattel paper and records evidencing or relating thereto, free and clear of Liens (other than Permitted Liens) and adverse claims and no financing statement or other instrument similar in effect covering any Collateral (including any Receivable, any interest therein, or any related books, instruments, documents or records) is on file in any recording office except such as may be filed (i) naming Parent as debtor and Borrower as secured party in accordance with the Receivables Purchase Agreement, (ii) Borrower as debtor and Ares as Collateral Agent, as the secured party in accordance with the provisions herein, (iii) with respect to the Argentum Receivables, naming Argentum as debtor and Parent as secured party in accordance with the Argentum Purchase Agreement, (iv) assigning any of the above to Borrower or Ares, as the case may be, in accordance with the Receivables Purchase Agreement and the provisions herein, or (v) after the Closing Date, in connection with other Permitted Liens.

(c) The Grantor has received all consents and approvals required by the terms of any material item of Collateral to the grant of a security interest to the Collateral Agent in its interest and rights in the Collateral hereunder.

(d) All steps necessary to ensure that the Collateral Agent has “control” over the Collection Account (and, with respect to any Credit Date following the opening of the Lockbox Account, the Lockbox Account) within the meaning of UCC Section 9-104(a)(2) have been taken.

(e) The Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in the Grantor’s organizational documents as filed with the Grantor’s jurisdiction of organization and the Grantor is a limited liability company organized solely under the laws of the State of Delaware.

(f) Upon (i) the filing of a UCC financing statement with the Secretary of State of the State of Delaware naming the Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral, (ii) the execution and delivery of the Control Agreement by the parties thereto and (iii) after the opening of the Lockbox Account, the execution and delivery of the Lockbox Control Agreement by the parties thereto, the security interests granted to the Collateral Agent hereunder constitute valid and perfected first priority security interests with respect to all of the Collateral (subject to Permitted Liens) in which a security interest can be perfected by the filing of a financing statement under the Delaware Uniform Commercial Code or by “control” under the applicable UCC.

(g) All chattel paper, instruments, securities, documents or other physical collateral constituting or relating to the Receivables or other Collateral (including any to be acquired on such date, unless otherwise agreed to by the Collateral Agent or as expressly permitted under the Loan Documents) have been duly delivered to the Collateral Agent or the Custodian in accordance with the terms of this Security Agreement, the Custodial Agreement and the other Loan Documents, as applicable.

(h) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by the Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder, or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except for the filings contemplated and described in Section 3.1(b) above.

SECTION 4. COVENANTS.

4.1 General Affirmative Covenants. From the date of this Security Agreement, and so long as any Revolving Loan Commitment is in effect and until payment in full of all of the Obligations (other than Unasserted Obligations), the Grantor agrees that:

(a) The Grantor shall from time to time prepare, or cause to be prepared, execute and deliver all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Collateral Agent may reasonably request to:

(i) maintain or preserve the lien (and the priority thereof) of this Security Agreement or carry out more effectively the purposes hereof; and

(ii) preserve and defend title to the Collateral securing the Secured Obligations and the rights therein of the Collateral Agent and the Secured Parties secured thereby against the claims of all Persons and parties that are adverse to the Secured Parties.

(b) The Grantor, on its own behalf and on behalf of the Collateral Agent, shall (i) enforce all covenants and obligations of the Seller in the Receivables Purchase Agreement, (ii) use commercially reasonable efforts to enforce all covenants and obligations of Argentum under the Argentum Purchase Agreement and (iii) use commercially reasonable efforts to enforce all covenants and obligations of the Collection Account Bank contained in the Control Agreement and the Lockbox Account Bank contained in Lockbox Account Control Agreement, and, in each case, in a timely manner and to the extent permitted under the Credit Agreement.

(c) Upon the occurrence and during the continuation of an Event of Default, promptly following a request from the Collateral Agent to do so, the Grantor agrees to take all such lawful action as the Collateral Agent may request to compel or secure the performance and observance by (i) the Seller of its obligations under or in connection with the Receivables Purchase Agreement in accordance with the terms thereof, (ii) the Servicer of its obligations as Servicer under or in connection with the Servicing Agreement or (iii) the Backup Servicer of its obligations as Backup Servicer under or in connection with the Backup Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Grantor under or in connection with the Receivables Purchase Agreement, the Dealer Agreements, the Servicing Agreement or the Backup Servicing Agreement to the extent and in the manner directed by the Collateral Agent, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Dealers, the Servicer, Argentum or the Backup Servicer of their respective obligations under the Receivables Purchase Agreement, the Dealer Agreements, the Servicing Agreement, the Argentum Purchase Agreement or the Backup Servicing Agreement.

(d) The Grantor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable upon the request of the Collateral Agent any necessary approvals or consents of any governmental authority or any other Person for the exercise of any remedies, voting or consensual rights or attorney in fact powers set forth in this Security Agreement.

4.2 Delivery of Instruments, Securities, Chattel Paper and Documents. As to all instruments, securities, chattel paper and documents constituting part of the Collateral, if any, and except as otherwise provided in the Servicing Agreement or the Custodial Agreement and other than any such instruments, securities, chattel paper or documents representing ordinary course collections delivered in accordance with the Servicing Agreement and the other Loan Documents, upon the request of the Collateral Agent, the Grantor shall deliver to the Collateral Agent the originals of any such instruments, securities, chattel paper and documents constituting Collateral in the possession of the Grantor.

4.3 Authorization for UCC Filings. The Grantor authorizes the Collateral Agent and the Administrative Agent to file all financing statements or continuation statements, and amendments to financing statements, in any jurisdictions and with any filing office as the Collateral Agent may determine are necessary or advisable to perfect (or maintain) the security interest granted to the Collateral Agent in connection herewith. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as the Collateral Agent may determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent in connection herewith, including describing such property as “all assets” or “all personal property” or words to similar effect.

SECTION 5. COLLATERAL AGENT; AUTHORITY TO TAKE CERTAIN ACTIONS.

5.1 Appointment. Pursuant to Section 8 of the Credit Agreement, the Collateral Agent has been appointed to act as Collateral Agent by the Lenders. The Collateral Agent shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), in accordance with this Security Agreement, the Credit Agreement and the Servicing Agreement.

5.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers except with respect to the duties of the Collateral Agent set forth in Section 7. Neither the Collateral Agent nor any Secured Party nor their managers, members, directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the exercise of such powers, except in connection with or arising out of its or their own gross negligence or willful misconduct. Notwithstanding anything contained herein to the contrary, but subject to Section 7, the Collateral Agent shall exercise the rights and powers conferred upon it pursuant to this Agreement solely at the written direction of the Administrative Agent or the Required Remedies Lenders and shall not be liable for any actions or omissions take by it in accordance with such written direction.

SECTION 6. REMEDIES.

6.1 Remedies.

(a) If any Event of Default shall have occurred and be continuing, the Collateral Agent shall be authorized, upon the written direction of the Administrative Agent with the consent of the Required Remedies Lenders or at the written direction of the Required Remedies Lenders (any such consent or direction being subject to Section 12.1 of the Credit Agreement), to:

(i) exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or in any other Loan Document or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent upon default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, including without limitation, without notice except as specified below or under applicable law, to sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and to give notice of sole control or any other instruction or entitlement order under the Control Agreement;

(ii) sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral;

(iii) exercise all rights, remedies, powers, privileges and claims of the Grantor against the Originator, the Servicer, the Seller, Argentum or the Backup Servicer under or in connection with the Servicing Agreement, the Receivables Purchase Agreement, any Dealer Agreement, the Argentum Purchase Agreement or the Backup Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Servicer, the Seller, any Dealer, Parent or the Backup Servicer of their respective obligations to the Grantor thereunder and to give any consent, request, notice, direction, approval, extension or waiver thereunder; and

(iv) notify the Obligors of the Collateral Agent’s interest in the Receivables and direct Obligors to remit all Collections to a lockbox, address or account designated by the Collateral Agent.

(b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted other than pre-sale redemption pursuant to Section 9-623 of the UCC. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives (to the extent permitted by applicable law) any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantor shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. The Grantor further agrees (to the extent permitted by applicable law) that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees (to the extent permitted by applicable law) not to assert any defenses against an action for specific performance of such covenants except for a defense of payment or that no Event of Default has occurred and is continuing giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

6.2 Application of Proceeds. Except as expressly provided elsewhere in this Security Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be remitted by the Collateral Agent to the Collection Account Bank for the benefit of the Administrative Agent and be applied in full or in part by the Administrative Agent against the Secured Obligations in accordance with Section 2.10 of the Credit Agreement.

6.3 Collection Account. For the avoidance of doubt, if any Event of Default shall have occurred and be continuing, the Collateral Agent may (acting at the written direction of the Administrative Agent (with consent of the Required Remedies Lenders) or the Required Remedies Lenders) direct the Collection Account Bank with respect to the Collection Account and the Lockbox Account Bank with respect to the Lockbox Account to transfer any or all assets credited to such account to any other account to or for the benefit of the Collateral Agent. Any amounts so applied or transferred shall reduce the Obligations by such amount.

6.4 Power of Attorney. The Grantor irrevocably makes, constitutes and appoints the Collateral Agent as the Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default, with power of substitution for the Grantor and in the Grantor’s name or otherwise, for the use and benefit of the Collateral Agent:

(a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof;

(b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral and to notify the Obligors of the Collateral Agent’s interest in the Receivables and direct Obligors, Argentum, employees of the Servicer and any third-party collection agencies, insurance providers, warranty providers or other payors of Collections to remit Collections to a lockbox, address or account designated by the Collateral Agent;

(c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral;

(d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral;

(e) to notify, or to require the Grantor to notify, parties holding Collateral in accordance with the Collateral Agent’s instructions; and

(f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Security Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Collateral Agent.

It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantor for the purposes set forth above is coupled with an interest and is irrevocable.

SECTION 7. RELEASE OF COLLATERAL.

7.1 Duties of the Collateral Agent.

(a) At the same time as any Contract (i) expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account or (ii) has been prepaid in full and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account, the Collateral Agent shall, to the extent requested by the Servicer, release its interest in such Contract and the related Collateral. In connection with any sale of a Financed Vehicle in accordance with the Credit Agreement on or after the occurrence of an event described in clauses (i) or (ii) above or in connection with a Charged-Off Receivable, after the deposit by the Servicer of the proceeds of such sale into the Collection Account, the Collateral Agent shall execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect the release and transfer of such Financed Vehicle.

(b) When permitted by the provisions of the Credit Agreement (including, but not limited to, upon any permitted prepayment or termination or the Final Maturity Date, in each case upon payment in full of the Secured Obligations and termination of all Revolving Loan Commitments), the Collateral Agent shall execute instruments and take such other actions reasonably necessary to release property from the lien of this Security Agreement, or convey the Collateral Agent’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of the Credit Agreement.

7.2 Duties of the Servicer. In order to facilitate the servicing of the Receivables by the Servicer, the Collateral Agent may authorize the Servicer to execute in the name and on behalf of the Collateral Agent instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables, subject to the provisions of the Servicing Agreement.

SECTION 8. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect so long as any Revolving Loan Commitment is in effect and until the payment in full of all Secured Obligations (other than Unasserted Obligations), be binding upon the Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, if a Lender assigns or otherwise transfers any Loan held by it to any other Person in accordance with Section 9.6 of the Credit Agreement, such other Person shall thereupon become vested with all the benefits in respect thereof granted to a Lender herein or otherwise as a Secured Party to the extent provided herein. Upon the payment and performance in full of all Secured Obligations (other than Unasserted Obligations) and the cancellation or termination of the Revolving Loan Commitments, the security interest granted hereby shall automatically terminate hereunder and all rights to the Collateral shall revert to the Grantor. Upon any such termination the Collateral Agent shall, at the Grantor’s expense, execute and deliver to the Grantor or otherwise authorize the filing of such documents as the Grantor shall reasonably request, including financing statement amendments and notices to securities intermediaries and depositary institutions, if any, to evidence such termination. Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and all rights to such property shall automatically revert to the Grantor or the Grantor’s assignee with no further action on the part of any Person.

SECTION 9. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor under Section 9.2 of the Credit Agreement.

SECTION 10. MISCELLANEOUS.

10.1 Notices, Etc. Any notice required or permitted to be given under this Security Agreement shall be given in accordance with Section 9.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Security Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Security Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Security Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantor and their respective successors and assigns and each Secured Party shall have all the rights of an express third party beneficiary hereof. The Grantor shall not, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement or this Security Agreement, assign any right, duty or obligation hereunder. This Security Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantor and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

10.2 APPLICABLE LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

10.3 CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GRANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS SECURITY AGREEMENT, THE GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MADE TO CT CORPORATION AT 28 LIBERTY STREET NEW YORK, NEW YORK 10005 APPOINTED IN ACCORDANCE WITH SECTION 9.14(b) OF THE CREDIT AGREEMENT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE GRANTOR, IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE GRANTOR, IN THE COURTS OF ANY OTHER JURISDICTION.

10.4 Security Interest Absolute. All rights of Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a) Any claim as to the validity, regularity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing;

(b) Any change in the time, manner or place of payment of, or in any other term of, all of or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing;

(c) Any change in the laws, rules or regulations of any jurisdiction;

(d) The occurrence of any Event of Default;

(e) Any exchange, release or non-perfection of Collateral Agent’s security interest in any other Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations; or

(f) Any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or in respect of this Security Agreement (other than the indefeasible payment in full of all Obligations).

10.5 Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page to this Security Agreement by facsimile transmission or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be as effective as delivery of a manually signed counterpart of this Security Agreement.

10.6 Waiver of Jury Trial. EACH OF THE GRANTOR AND THE COLLATERAL AGENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN IT RELATING TO THE SUBJECT MATTER OF THIS SECURITY AGREEMENT OR THIS LOAN TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE GRANTOR AND THE COLLATERAL AGENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS SECURITY AGREEMENT, AND THAT IT WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH OF THE GRANTOR AND THE COLLATERAL AGENT FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.6 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Security Agreement to be duly executed and delivered by their respective signatories thereunto duly authorized as of the date first written above.

NF FUNDING I, LLC,
as Grantor

By:	/s/ Doug Marohn
Name: Doug Marohn
Title: President & CEO

ARES AGENT SERVICES, L.P.,
as Collateral Agent

By: Ares Agent Services GP, LLC, its General Partner

By:	/s/ Jeffrey W. Kramer
Name: Jeffrey W. Kramer
Title: Authorized Signatory

[Signature Page to Security Agreement]